UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2018

WESTERN ASSET

INTERMEDIATE-TERM

MUNICIPALS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide as high a level of income exempt from regular federal income tax* as is consistent with prudent investing.

*	A portion of the income may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate-Term Municipals Fund for the twelve-month reporting period ended March 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 27, 2018

II	Western Asset Intermediate-Term Municipals Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended March 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.3%. Moderating GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), residential fixed investment, exports and state and local government spending. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on March 31, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In March 2018, 20.3% of Americans looking for a job had been out of work for more than six months, versus 22.6% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on
September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

April 27, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Intermediate-Term Municipals Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Intermediate-Term Municipals Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities.” Municipal securities include debt obligations issued by any of the fifty states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, the income from which is exempt from regular federal income tax. The interest on municipal securities is exempt from regular federal income tax but may be subject to the federal alternative minimum tax (“AMT”). These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Although the Fund may invest in securities of any maturity, the Fund normally maintains an average effective portfolio maturity of between three and ten years. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, securities we determined to be of comparable quality), but may invest up to 20% of its assets in below investment grade bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique — to the extent consistent with its 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended March 31, 2018. The

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	1

Fund overview (cont’d)

fixed income market was impacted by a number of factors during the reporting period, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, generally benign inflation, several geopolitical issues and the signing of the U.S. tax reform bill.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.27% and ended the period at 2.27%. The low of 1.18% occurred on April 18, 2017, and the peak of 2.34% took place on March 20, 2018. The yield for the ten-year Treasury began the reporting period at 2.40% and ended the period at 2.74%. The low of 2.05% occurred on September 7, 2017, and the peak of 2.94% took place on February 21, 2018.

The municipal bond market outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv returned 2.66% and 1.20%, respectively. The municipal market posted positive returns during six of the first nine months of the reporting period. This was driven by overall solid fundamentals and generally positive investor demand. However, the municipal market sold off during two of the last three months of the period as yields moved sharply higher.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We moderately increased the Fund’s exposure to Pre-Refunded securities, particularly across the Fund’s positions in A-rated and BBB-rated revenue bonds. In the current environment, we are averse to simply taking broad municipal market risk, but have found value in individual credits on an issue by issue basis.

We employed the use of U.S. Treasury futures during the reporting period to manage duration. This strategy contributed to the Fund’s performance.

Performance review

For the twelve months ended March 31, 2018, Class A shares of Western Asset Intermediate-Term Municipals Fund, excluding sales charges, returned 2.09%. The Fund’s unmanaged benchmark, the Bloomberg Barclays 1-15 Year Municipal Bond Indexvi, returned 1.81% for the same period. The Lipper Intermediate Municipal Debt Funds Category Average1 returned 1.88% over the same time frame.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended March 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 214 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Performance Snapshot as of March 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate-Term Municipals Fund:
Class A	-0.44%	2.09%
Class C	-0.75%	1.50%
Class I	-0.39%	2.24%
Bloomberg Barclays 1-15 Year Municipal Bond Index	-0.76%	1.81%
Lipper Intermediate Municipal Debt Funds Category Average[1]	-0.71%	1.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended March 31, 2018 for Class A, Class C and Class I shares were 1.75%, 1.21% and 2.00%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C and Class I shares were 0.75%, 1.32% and 0.64%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.60% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 225 funds for the six-month period and among the 214 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	3

Fund overview (cont’d)

any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its quality biases. Overweights to municipal securities rated A and BBB were rewarded, as lower-rated, higher yielding securities outperformed their higher rated counterparts over the reporting period.

Positioning in a number of sectors was additive for returns. In particular, an overweight in the Industrial Revenue sector contributed to performance. Elsewhere, security selection in the Education, State and Local General Obligation bond, Special Tax Obligation and Water & Sewer sectors was positive for returns.

Finally, the Fund’s duration and yield
curvevii positioning were rewarded. The Fund tended to have a lower duration than that of the benchmark during the reporting period. This was beneficial as rates moved higher. In terms of the yield curve, the Fund was positioned for a flattening of the yield curve, which occurred over the period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its overweight to Pre-Refunded securities. This was a headwind for results as these shorter-term, higher quality securities lagged the benchmark. Elsewhere, an underweight to the Leasing sector was a modest negative for performance.

Thank you for your investment in Western Asset Intermediate-Term Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 17, 2018

RISKS: The Fund’s investments are subject to interest rate, inflation, reinvestment and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher rated obligations. Investing in securities issued by other investment companies, including exchange- traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund indirectly bears its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

4	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vi	The Bloomberg Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one to fifteen years.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2018 and March 31, 2017 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2017 and held for the six months ended March 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.44%	$1,000.00	$995.60	0.70%	$3.48	Class A	5.00%	$1,000.00	$1,021.44	0.70%	$3.53
Class C	-0.75	1,000.00	992.50	1.34	6.66	Class C	5.00	1,000.00	1,018.25	1.34	6.74
Class I	-0.39	1,000.00	996.10	0.60	2.99	Class I	5.00	1,000.00	1,021.94	0.60	3.02

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended March 31, 2018.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 3/31/18	2.09%	1.50%	2.24%
Five Years Ended 3/31/18	1.69	1.11	1.84
Ten Years Ended 3/31/18	3.57	2.98	3.73

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 3/31/18	-0.25%	1.50%	2.24%
Five Years Ended 3/31/18	1.22	1.11	1.84
Ten Years Ended 3/31/18	3.33	2.98	3.73

Cumulative total returns
Without sales charges[1]
Class A (3/31/08 through 3/31/18)	42.01%
Class C (3/31/08 through 3/31/18)	34.12
Class I (3/31/08 through 3/31/18)	44.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested

Class A Shares of Western Asset Intermediate-Term Municipals Fund vs. Bloomberg Barclays 1-15 Year Municipal Bond Index and Lipper Intermediate Municipal Debt Funds Category Average† — March 2008 - March 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Intermediate-Term Municipals Fund on March 31, 2008, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays 1-15 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Category Average. The Bloomberg Barclays 1-15 Year Municipal Bond Index is a market value weighted index of investment grade (Baa3/BBB- or higher), fixed-rate municipal bonds with maturities of one to fifteen years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Intermediate Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — March 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index
MBS	— Mortgage-Backed Securities
WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — March 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays 1-15 Year Municipal Bond Index
MBS	— Mortgage-Backed Securities
WA Intermediate-Term	— Western Asset Intermediate-Term Municipals Fund

12	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Schedule of investments

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 96.6%
Alabama — 0.3%
Jefferson County, AL, Sewer Revenue:
Warrants	5.000%	10/1/22	$2,000,000	$2,182,820
Warrants	5.000%	10/1/23	4,000,000	4,404,560
Total Alabama				6,587,380
Arizona — 0.6%
Arizona State IDA, Education Revenue:
Academies Math & Science Project, SD Credit Program	5.000%	7/1/37	700,000	782,866
Basis School Project, Credit Enhanced, SD Credit Program	5.000%	7/1/37	850,000	956,352
Navajo Nation, AZ, Revenue	5.000%	12/1/25	3,400,000	3,715,350	(a)(b)
Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, Junior Lien	5.000%	7/1/27	4,000,000	4,594,640
Phoenix, AZ, IDA, Education Revenue, Great Hearts Academies	5.000%	7/1/36	1,600,000	1,750,176
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.000%	12/1/32	3,565,000	4,191,977
Total Arizona				15,991,361
California — 16.4%
Alameda, CA, Corridor Transportation Authority Revenue:
Second Subordinated Lien	5.000%	10/1/34	3,000,000	3,377,490
Second Subordinated Lien	5.000%	10/1/36	4,200,000	4,702,026
Anaheim, CA, Housing & Public Improvements Authority, Sewer Revenue	5.000%	2/1/36	2,060,000	2,425,629
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/28	1,100,000	1,262,833
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/29	1,255,000	1,437,728
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/30	1,700,000	1,943,372
Anaheim, CA, Public Financing Authority Lease Revenue	5.000%	5/1/31	1,850,000	2,110,369
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area (SIFMA Municipal Swap Index Yield + 0.900%)	2.260%	5/1/23	37,000,000	37,836,200	(c)(d)
San Francisco Bay Area (SIFMA Municipal Swap Index Yield + 1.100%)	2.460%	4/1/24	8,000,000	8,267,120	(c)(d)
California Health Facilities Financing Authority Revenue, Stanford Hospital	5.000%	11/15/25	27,465,000	29,840,722	(e)
California State Economic Recovery, GO	5.000%	7/1/20	35,000,000	36,503,950	(e)
California State Infrastructure & Economic Development Bank Revenue:
Green Bond, Clean Water State Revolving Fund	5.000%	10/1/43	1,250,000	1,473,963
UCSF 2130 Third Street	5.000%	5/15/42	8,000,000	9,333,760
California State PCFA, Water Furnishing Revenue	5.000%	7/1/27	8,190,000	8,933,406	(a)(f)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	13

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State Public Works Board, Lease Revenue:
Various Capital Project	5.250%	10/1/25	$4,000,000	$4,445,240
Various Capital Project	5.250%	10/1/26	4,385,000	4,873,094
Various Capital Project	5.000%	10/1/27	5,180,000	5,689,090
California State, GO	5.000%	8/1/30	18,000,000	20,864,700
California State, GO:
Bid Group C	5.000%	8/1/33	10,000,000	11,656,000
Various Purpose	5.000%	9/1/35	3,500,000	4,062,030
Various Purpose	4.000%	11/1/36	2,735,000	2,904,926
California Statewide CDA Revenue, John Muir Health	5.000%	7/1/29	6,660,000	6,937,722	(e)
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.600%	1/15/36	8,845,000	9,478,833	(a)
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.250%	11/15/23	3,975,000	4,508,723
Los Angeles, CA, Department of Airports Revenue:
Los Angeles International Airport	5.000%	5/15/35	1,000,000	1,127,740	(f)
Los Angeles International Airport	5.000%	5/15/36	1,000,000	1,125,460	(f)
Los Angeles, CA, Department of Water & Power Revenue	5.000%	7/1/36	6,450,000	7,581,201
Los Angeles, CA, Department of Water & Power Revenue	5.000%	7/1/37	3,000,000	3,518,160
Los Angeles, CA, Department of Water & Power Revenue, Power System	5.000%	7/1/38	5,525,000	6,424,525
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	19,900,000	24,686,547
Modesto, CA, Irrigation District Financing Authority, Electric System Revenue	5.000%	10/1/27	10,000,000	10,767,000
Northern, CA, Power Agency Revenue	5.000%	7/1/21	1,575,000	1,639,292
Northern, CA, Power Agency Revenue:
Lodi Energy Center	5.000%	6/1/19	2,000,000	2,078,580
Lodi Energy Center	5.000%	6/1/20	2,000,000	2,141,620
Lodi Energy Center	5.000%	6/1/25	15,805,000	16,934,741	(e)
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	10,773,100	(e)
River Islands, CA, Public Financing Authority Special Tax:
Community Facilities District No. 2003-1	5.000%	9/1/27	730,000	762,361
Community Facilities District No. 2003-1	5.250%	9/1/34	5,570,000	5,898,129
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.250%	6/1/26	4,700,000	5,452,893	(e)
Sacramento, CA, Cogeneration Authority Project Revenue:
Procter & Gamble Project	5.000%	7/1/18	800,000	806,984
Procter & Gamble Project	5.000%	7/1/19	900,000	938,331
Procter & Gamble Project	5.250%	7/1/20	1,250,000	1,349,300

See Notes to Financial Statements.

14	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
Procter & Gamble Project	5.250%	7/1/21	$1,000,000	$1,109,560
San Bernardino County, CA, COP:
Arrowhead Project	5.500%	8/1/21	11,855,000	12,440,400
Arrowhead Project	5.000%	8/1/22	8,755,000	9,124,286
Arrowhead Project	5.125%	8/1/24	10,000,000	10,435,400
San Francisco, CA, City & County Airports Commission, International Airport Revenue	4.900%	5/1/29	42,250,000	44,332,080
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Green Bond	5.000%	11/1/34	3,700,000	4,396,710
Southern California Public Power Authority, Natural Gas Project Revenue, Project Number 1	5.250%	11/1/26	2,000,000	2,334,780
University of California, CA, Revenue	5.000%	5/15/35	6,000,000	7,042,620
University of California, CA, Revenue	5.000%	5/15/36	4,500,000	5,327,325
Total California				425,418,051
Colorado — 4.3%
Base Village Metropolitan District #2 Co., GO	5.500%	12/1/36	500,000	511,990
Colorado State Health Facilities Authority Revenue:
Adventist Health System/Sunbelt Obligated Group	5.000%	11/15/23	7,000,000	8,018,150	(c)(d)
Adventist Health System/Sunbelt Obligated Group	5.000%	11/15/26	18,000,000	21,269,520	(c)(d)
Sisters of Charity Leavenworth Health System Inc.	5.250%	1/1/25	12,735,000	13,467,772
Sisters of Charity Leavenworth Health System Inc.	5.000%	1/1/30	13,500,000	14,185,800
Denver, CO, City & County Special Facilities Apartment Revenue, United Airlines Inc. Project	5.000%	10/1/32	4,800,000	5,196,960	(f)
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	7,105,000	7,640,575
E-470 Public Highway Authority Revenue, CO	5.375%	9/1/26	3,000,000	3,227,550
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.125%	11/15/23	14,210,000	16,625,131
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.250%	11/15/28	8,000,000	10,009,200
Regional Transportation District, CO, COP	5.000%	6/1/25	9,135,000	9,757,733	(e)
Regional Transportation District, CO, COP	5.000%	6/1/25	865,000	917,324
Total Colorado				110,827,705
Connecticut — 1.1%
Connecticut State HEFA Revenue:
Sacred Heart University Issue	5.000%	7/1/36	1,150,000	1,301,673
Sacred Heart University Issue	5.000%	7/1/42	2,000,000	2,235,100
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purpose	5.000%	1/1/37	5,000,000	5,588,200
Connecticut State, GO	5.000%	10/15/34	2,900,000	3,193,741

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	15

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Connecticut — continued
Connecticut State, GO (SIFMA Municipal Swap Index Yield + 0.770%)	2.130%	9/15/18	$3,000,000	$3,003,030	(c)
Connecticut State, GO (SIFMA Municipal Swap Index Yield + 0.920%)	2.280%	9/15/19	4,000,000	4,026,320	(c)
South Central, CT, Regional Water Authority, Water System Revenue:
Thirty-Third	5.000%	8/1/30	2,250,000	2,715,885
Thirty-Third	5.000%	8/1/31	2,000,000	2,406,100
Thirty-Third	5.000%	8/1/32	2,200,000	2,637,954
Thirty-Third	5.000%	8/1/41	1,750,000	2,053,695
Total Connecticut				29,161,698
District of Columbia — 0.4%
District of Columbia Revenue:
Ingleside Rock Creek Project	4.125%	7/1/27	300,000	304,560
Ingleside Rock Creek Project	5.000%	7/1/32	500,000	529,960
Ingleside Rock Creek Project	5.000%	7/1/37	500,000	523,715
KIPP DC Issue	5.000%	7/1/37	4,010,000	4,488,754
KIPP DC Project	5.000%	7/1/37	5,000,000	5,596,950
Total District of Columbia				11,443,939
Florida — 5.7%
Broward County, FL, Airport System Revenue	5.000%	10/1/24	3,000,000	3,139,560
Broward County, FL, Airport System Revenue	5.375%	10/1/29	12,000,000	12,627,960
Broward County, FL, Airport System Revenue	5.000%	10/1/36	1,750,000	1,977,098	(f)
Broward County, FL, Airport System Revenue	5.000%	10/1/42	1,500,000	1,680,420	(f)
Broward County, FL, School Board, COP	5.000%	7/1/27	4,000,000	4,601,520
Broward County, FL, School Board, COP	5.000%	7/1/28	5,500,000	6,299,810
Broward County, FL, School Board, COP	5.000%	7/1/30	5,000,000	5,681,400
Central Florida Expressway Authority Revenue	5.000%	7/1/37	1,250,000	1,447,188
Central Florida Expressway Authority Revenue	5.000%	7/1/38	1,000,000	1,152,530
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/22	1,860,000	2,042,968
Florida State Development Finance Corp., Educational Facilities Revenue, Renaissance Charter School Inc. Project	6.000%	6/15/35	1,900,000	2,004,196	(a)
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/26	2,000,000	2,301,440
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/27	3,000,000	3,430,320
Florida State Mid-Bay Bridge Authority Revenue	5.000%	10/1/28	1,000,000	1,137,660
Jacksonville, FL, Sales Tax Revenue, Better Jacksonville	5.000%	10/1/25	4,750,000	5,271,075
Lee County, FL, Airport Revenue:
AGM	5.000%	10/1/21	12,245,000	12,898,148	(f)
AGM	5.000%	10/1/22	8,000,000	8,394,720	(f)

See Notes to Financial Statements.

16	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Miami-Dade County, FL, Aviation Revenue:
Miami International Airport	5.000%	10/1/29	$4,615,000	$4,937,450
Miami International Airport	5.000%	10/1/29	385,000	415,411	(e)
Miami International Airport, AGC	5.500%	10/1/27	3,000,000	3,056,040	(e)(f)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/24	3,000,000	3,451,590
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/25	3,730,000	4,277,489
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/26	1,700,000	1,943,185
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/27	2,350,000	2,678,883
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/28	1,000,000	1,135,620
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/30	2,500,000	2,828,275
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/31	2,750,000	3,102,688
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue:
Nicklaus Children’s Hospital	5.000%	8/1/35	1,020,000	1,155,578
Nicklaus Children’s Hospital	5.000%	8/1/36	635,000	717,772
Nicklaus Children’s Hospital	5.000%	8/1/37	1,010,000	1,139,058
Miami-Dade County, FL, School Board, COP, AGC	5.000%	2/1/24	8,000,000	8,226,640	(e)
Orange County, FL, Health Facilities Authority Revenue:
Orlando Health Inc.	5.250%	10/1/21	6,935,000	7,294,649
Orlando Health Inc.	5.250%	10/1/22	7,095,000	7,454,362
Orlando Health Inc.	5.125%	10/1/26	4,050,000	4,237,879
Presbyterian Retirement Communities	5.000%	8/1/36	3,745,000	4,112,946
Palm Beach County, FL, Solid Waste Authority Revenue:
BHAC	5.000%	10/1/25	3,350,000	3,515,993	(e)
BHAC	5.000%	10/1/27	1,155,000	1,212,230	(e)
Improvement, BHAC	5.000%	10/1/24	3,500,000	3,673,425	(e)
Sterling Hill, FL, Community Development District, Special Assessment Revenue	5.500%	11/1/10	560,651	358,816	*(g)
Total Florida				147,013,992
Georgia — 2.0%
Atlanta & Fulton County, GA, Recreational Authority Revenue:
Zoo, NATL	5.000%	12/1/19	1,770,000	1,775,115
Zoo, NATL	5.000%	12/1/20	1,860,000	1,865,096

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	17

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/23	$5,465,000	$5,830,117	(e)
Atlanta, GA, Water & Wastewater Revenue	6.000%	11/1/24	15,885,000	16,946,277	(e)
Dahlonega Downtown Development Authority Revenue:
North Georgia MAC LLC Project	5.000%	7/1/31	1,400,000	1,639,330
North Georgia MAC LLC Project	5.000%	7/1/34	770,000	889,458
DeKalb County, GA, Water & Sewer Revenue	5.250%	10/1/26	2,500,000	2,778,275
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.000%	7/1/29	6,000,000	6,319,980	(e)
Georgia State Higher EFA Revenue, USG Real Estate Foundation II LLC Project	5.375%	6/15/29	3,000,000	3,120,840
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.250%	9/15/19	1,500,000	1,568,430
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/21	7,110,000	7,673,396
Private Colleges & Universities Authority, GA, Revenue, Savannah College of Art & Design Inc. Project	5.000%	4/1/28	2,000,000	2,220,280
Savannah, GA, Downtown Authority Revenue, Refunding, Chatham County Project, NATL	5.000%	1/1/19	660,000	661,848
Total Georgia				53,288,442
Illinois — 7.6%
Chicago, IL, Board of Education, Capital Improvement, Special Tax	5.000%	4/1/42	1,700,000	1,830,016
Chicago, IL, Board of Education, GO, Dedicated	5.000%	12/1/34	1,870,000	1,878,415
Chicago, IL, GO	5.000%	1/1/25	2,765,000	2,986,228
Chicago, IL, GO	5.500%	1/1/30	3,975,000	4,292,444
Chicago, IL, GO	5.500%	1/1/31	2,000,000	2,151,200
Chicago, IL, GO	5.500%	1/1/32	2,000,000	2,143,920
Chicago, IL, GO	5.500%	1/1/34	3,180,000	3,387,718
Chicago, IL, GO	5.500%	1/1/37	720,000	761,861
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO:
Green Bond	5.000%	12/1/25	1,235,000	1,415,989
Green Bond	5.000%	12/1/26	1,275,000	1,452,646
Green Bond	5.000%	12/1/27	1,360,000	1,542,390
Green Bond	5.000%	12/1/28	1,425,000	1,614,254
Green Bond	5.000%	12/1/30	1,575,000	1,767,890
Green Bond	5.000%	12/1/31	1,650,000	1,845,723
Green Bond	5.000%	12/1/32	1,735,000	1,936,381
Green Bond	5.000%	12/1/33	1,820,000	2,025,442
Green Bond	5.000%	12/1/34	1,910,000	2,120,749
Chicago, IL, O’Hare International Airport Revenue	5.250%	1/1/19	5,625,000	5,767,706	(f)

See Notes to Financial Statements.

18	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/22	$4,000,000	$4,345,640	(e)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/30	6,010,000	6,723,147	(f)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/33	4,500,000	5,045,625
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/33	2,000,000	2,215,460	(f)
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/34	10,505,000	11,751,523
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien	5.250%	1/1/36	7,445,000	8,643,868
Senior Lien	5.250%	1/1/37	4,600,000	5,329,330
Trips Obligated Group	5.000%	7/1/38	1,500,000	1,655,220	(b)(f)
Chicago, IL, Wastewater Transmission Revenue:
Second Lien	5.000%	1/1/30	1,635,000	1,791,829
Second Lien	5.000%	1/1/31	1,500,000	1,635,645
Second Lien	5.000%	1/1/32	1,000,000	1,079,010
Second Lien	5.000%	1/1/33	1,035,000	1,112,315
Second Lien	5.000%	1/1/36	4,000,000	4,382,120
Chicago, IL, Waterworks Revenue:
Second Lien	5.000%	11/1/29	1,000,000	1,136,840
Second Lien Project	5.000%	11/1/30	1,785,000	1,979,761
Second Lien Project	5.000%	11/1/31	2,000,000	2,206,980
Second Lien Project	5.000%	11/1/33	1,500,000	1,644,060
Second Lien Project	5.000%	11/1/34	1,000,000	1,091,720
Second Lien, AGM	5.000%	11/1/28	2,000,000	2,312,760
Second Lien, AGM	5.000%	11/1/31	4,650,000	5,319,135
Elk Grove Village, IL, GO	5.000%	1/1/29	550,000	640,470
Elk Grove Village, IL, GO	5.000%	1/1/30	885,000	1,026,857
Illinois State Finance Authority Revenue:
AGM	5.250%	1/1/22	2,000,000	2,002,220	(e)
Memorial Health System	5.250%	4/1/29	11,000,000	11,369,050
Rush University Medical Center	6.375%	11/1/29	3,000,000	3,153,090	(e)
Illinois State Finance Authority, Student Housing & Academic Facilities Revenue, Chicago LLC, University of Illinois Chicago Project	5.000%	2/15/37	700,000	754,775
Illinois State Sports Facilities Authority Revenue:
State Tax Supported, AGM	5.250%	6/15/30	5,000,000	5,477,800
State Tax Supported, AGM	5.250%	6/15/31	8,000,000	8,731,840
State Tax Supported, AGM	5.250%	6/15/32	9,500,000	10,341,510
Illinois State Toll Highway Authority Revenue	5.000%	1/1/42	3,800,000	4,307,262

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	19

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State University Revenue:
Auxiliary Facilities System, AGM	5.000%	4/1/26	$510,000	$568,211
Auxiliary Facilities System, AGM	5.000%	4/1/28	475,000	535,078
Illinois State, GO	5.000%	2/1/26	9,620,000	10,050,014
Illinois State, GO	5.000%	2/1/27	3,880,000	4,034,152
Illinois State, GO	5.000%	2/1/28	3,780,000	3,921,788
Illinois State, GO	5.000%	2/1/29	2,200,000	2,274,404
Metropolitan Pier & Exposition Authority, IL, Revenue:
McCormick Place Expansion Project	5.000%	12/15/28	2,000,000	2,194,800
McCormick Place Expansion Project	5.000%	12/15/30	625,000	681,100
Sales Tax Securitization Corp., IL, Revenue	5.000%	1/1/24	1,350,000	1,526,418
Sales Tax Securitization Corp., IL, Revenue	5.000%	1/1/25	1,500,000	1,716,345
University of Illinois:
COPS	5.000%	3/15/25	1,250,000	1,390,325
COPS	5.000%	3/15/26	1,800,000	1,995,840
Will County, IL, GO	5.000%	11/15/33	1,500,000	1,677,945
Will County, IL, GO	5.000%	11/15/34	3,260,000	3,637,410
Total Illinois				196,331,664
Indiana — 2.1%
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.375%	1/1/25	4,000,000	4,113,320	(e)
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/26	5,480,000	5,640,290	(e)
Indiana Municipal Power Agency, Power Supply Systems Revenue	5.500%	1/1/27	3,460,000	3,561,205	(e)
Indiana State Finance Authority Revenue, Trinity Health Credit Group	5.000%	12/1/28	5,000,000	5,417,900	(e)
Indiana State Finance Authority, Environmental Revenue, U.S. Steel Corp.	6.000%	12/1/19	12,000,000	12,465,600
Indiana State Health Facilities Financing Authority Revenue:
Ascension Health Credit Group	5.000%	11/15/35	6,000,000	6,824,640
Ascension Health Credit Group	5.000%	11/15/36	4,000,000	4,538,080
Jasper County, IN, PCR, Northern Indiana Public Service, NATL	5.850%	4/1/19	3,000,000	3,113,700
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	5.875%	1/1/24	1,185,000	1,320,043	(f)
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc.	5.250%	1/1/21	8,000,000	8,684,000
Total Indiana				55,678,778

See Notes to Financial Statements.

20	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Iowa — 0.7%
Iowa Finance Authority Health Care Facilities Revenue:
Genesis Health Systems	5.000%	7/1/19	$4,075,000	$4,230,543
Genesis Health Systems	5.000%	7/1/20	2,500,000	2,676,275
Iowa Finance Authority Health Facilities Revenue:
Central Iowa Health System, Assured Guaranty, AGC	5.000%	2/15/19	1,000,000	1,026,850
Iowa Health System, Assured Guaranty, AGC	5.000%	8/15/18	1,350,000	1,367,077	(h)
Iowa Health System, Assured Guaranty, AGC	5.000%	8/15/19	1,150,000	1,201,670	(h)
Iowa State Finance Authority Health Care Facilities Revenue:
Genesis Health System	5.000%	7/1/21	3,025,000	3,238,293	(e)
Genesis Health System	5.000%	7/1/21	1,145,000	1,222,860
Iowa State Special Obligation Revenue	5.000%	6/1/29	2,145,000	2,524,729
Total Iowa				17,488,297
Kansas — 0.1%
Kansas State Development Finance Authority Revenue:
Sisters Leavenwort	5.250%	1/1/25	2,605,000	2,758,591	(e)
Sisters Leavenwort	5.250%	1/1/25	395,000	417,728
Total Kansas				3,176,319
Kentucky — 0.6%
Kentucky State Economic Development Finance Authority Revenue:
Catholic Health Initiatives	2.700%	11/10/21	11,000,000	11,151,140	(c)(d)
Owensboro Medical Health System Inc.	5.250%	6/1/23	1,835,000	1,965,726	(e)
Kentucky State Turnpike Authority Economic Development Road Revenue:
Revitalization Project	5.000%	7/1/27	1,435,000	1,709,831
Revitalization Project	5.000%	7/1/28	1,000,000	1,187,010
Total Kentucky				16,013,707
Louisiana — 0.8%
Louisiana State Citizens Property Insurance Corp., Assessment Revenue:
AGC	5.625%	6/1/21	1,830,000	1,842,206	(e)
AGC	5.875%	6/1/23	4,435,000	4,466,356	(e)
Shreveport, LA, Water & Sewer Revenue:
AGM	5.000%	12/1/28	2,440,000	2,813,198
AGM	5.000%	12/1/29	2,000,000	2,301,420
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	10,000,000	10,642,000	(c)(d)
Total Louisiana				22,065,180

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	21

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — 0.9%
Maryland State EDC, EDR:
Term Project	5.375%	6/1/25	$5,055,000	$5,445,195	(e)
Transportation Facilities Project	5.125%	6/1/20	3,925,000	4,148,804	(h)
Transportation Facilities Project	5.375%	6/1/25	7,500,000	8,078,925	(e)
Maryland State EDC, Student Housing Revenue Bonds:
University of Maryland, College Park Project, AGM	4.000%	6/1/26	625,000	683,181
University of Maryland, College Park Project, AGM	5.000%	6/1/27	1,400,000	1,632,162
University of Maryland, College Park Project, AGM	5.000%	6/1/30	1,550,000	1,786,205
University of Maryland, College Park Project, AGM	5.000%	6/1/31	1,000,000	1,148,470
Total Maryland				22,922,942
Massachusetts — 1.5%
Berkshire, MA, Wind Power Cooperative Corp. Revenue:
Berkshire Wind Project, Green Bond	5.000%	7/1/26	450,000	526,023
Berkshire Wind Project, Green Bond	5.000%	7/1/29	500,000	584,590
Berkshire Wind Project, Green Bond	5.000%	7/1/30	440,000	512,112
Massachusetts State DFA Revenue	5.000%	7/1/36	3,035,000	3,474,225
Massachusetts State DFA Revenue:
Dana-Farber Cancer Institute	5.000%	12/1/34	2,000,000	2,299,740
Foxborough Regional Charter	5.000%	7/1/37	1,000,000	1,073,390
Partners Healthcare System Issue	5.000%	7/1/37	1,500,000	1,713,630
UMass Boston Student Housing Project	5.000%	10/1/28	2,900,000	3,274,071
Massachusetts State HEFA Revenue:
Cape Cod Healthcare Obligation Inc., AGC	6.000%	11/15/28	1,500,000	1,602,645	(e)
UMass Memorial Health Care Inc.	5.000%	7/1/20	2,500,000	2,652,400
UMass Memorial Medical Center Inc.	5.000%	7/1/19	1,500,000	1,550,670
Massachusetts State Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs	5.000%	6/1/42	11,250,000	13,001,175
Massachusetts State Water Resources Authority Revenue, General, Green Bond	4.000%	8/1/36	7,000,000	7,353,990
Total Massachusetts				39,618,661
Michigan — 4.1%
Great Lakes, MI, Water Authority Water Supply System Revenue:
Senior Lien	5.000%	7/1/33	7,700,000	8,726,872
Senior Lien	5.000%	7/1/35	4,500,000	5,065,335
Michigan State Building Authority Revenue, Facilities Program, AGM	5.000%	10/15/26	5,000,000	5,235,450
Michigan State Finance Authority Ltd. Obligation Revenue, Higher Education, Thomas M Cooley Law School Project	6.250%	7/1/29	7,780,000	8,026,081	(a)

See Notes to Financial Statements.

22	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Michigan — continued
Michigan State Finance Authority Revenue:
Detroit School District, Q-SBLF	5.000%	5/1/23	$2,000,000	$2,243,100
Detroit School District, Q-SBLF	5.000%	5/1/24	2,000,000	2,258,600
Detroit School District, Q-SBLF	5.000%	5/1/25	1,500,000	1,704,330
Hospital, Trinity Health Credit Group	5.000%	12/1/42	2,250,000	2,548,192
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/33	1,500,000	1,659,990
Local Government Loan Program, Detroit Water & Sewer Department	5.000%	7/1/34	700,000	769,930
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/24	11,500,000	13,159,335
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/28	3,660,000	4,122,697
Trinity Health Corp. Obligated Group	5.000%	12/1/27	4,460,000	4,790,531
Trinity Health Corp. Obligated Group	5.000%	12/1/27	40,000	43,398	(e)
Michigan State Hospital Finance Authority Revenue, McLaren Health Care Corp.	5.625%	5/15/28	13,690,000	13,755,438	(e)
Michigan State Strategic Fund Ltd. Obligation Revenue:
Events Center Project	4.125%	1/1/19	13,000,000	13,062,920	(c)(d)
Michigan Senate Offices Project	5.000%	10/15/28	1,190,000	1,328,992
Michigan Senate Offices Project	5.000%	10/15/31	1,640,000	1,813,086
Michigan Senate Offices Project	5.000%	10/15/33	1,985,000	2,182,031
Michigan Senate Offices Project	5.000%	10/15/35	1,000,000	1,093,020
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.000%	9/1/29	2,000,000	2,052,520	(e)
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport	5.000%	12/1/18	10,000,000	10,206,500	(f)
Total Michigan				105,848,348
Minnesota — 0.2%
Minnesota Agricultural & Economic Development Board Revenue, Essentia Healthcare, AGC	5.000%	2/15/30	4,000,000	4,211,920
Missouri — 0.5%
Boone County, MO, Hospital Revenue, Boone Hospital Center	5.750%	8/1/28	9,080,000	9,201,763	(e)
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kansas City United Methodist Retirement Home Inc.	5.750%	11/15/36	1,980,000	1,962,002	(a)
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan Second Project	5.250%	1/1/19	2,300,000	2,360,605
Total Missouri				13,524,370

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	23

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Nebraska — 0.2%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3	5.000%	9/1/36	$4,500,000	$5,335,830
Nevada — 0.5%
Humboldt County, NV, PCR, Idaho Power Co. Project	5.150%	12/1/24	13,000,000	13,560,040
New Jersey — 5.7%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue:
AGM	5.000%	11/1/26	1,000,000	1,105,360
AGM	5.000%	11/1/27	1,500,000	1,648,710
AGM	5.000%	11/1/29	1,500,000	1,632,060
AGM	5.000%	11/1/31	1,000,000	1,081,320
New Brunswick, NJ, Parking Authority Revenue, City GTD, BAM	5.000%	9/1/35	2,000,000	2,274,640
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	5.100%	6/1/23	6,075,000	6,446,000	(f)
New Jersey State EDA Revenue	5.250%	6/15/29	11,390,000	12,466,241
New Jersey State EDA Revenue	5.250%	6/15/30	10,685,000	11,666,417
New Jersey State EDA Revenue	5.000%	6/15/32	3,000,000	3,243,240
New Jersey State EDA Revenue	5.000%	6/15/33	2,450,000	2,642,766
New Jersey State EDA Revenue	5.000%	6/15/35	1,000,000	1,076,280
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	5,940,000	6,095,153	(f)
Provident Group — Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/30	2,400,000	2,596,080
Provident Group — Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/35	1,750,000	1,866,305
School Facilities Construction (SIFMA Municipal Swap Index Yield + 1.600%)	2.960%	3/1/28	20,000,000	19,766,400	(c)
New Jersey State EDA, Motor Vehicle Surcharge Revenue	5.000%	7/1/33	3,000,000	3,236,970
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project	5.000%	10/1/37	1,700,000	1,845,792	(f)
New Jersey State EDA, Water Facilities Revenue, New Jersey American Water Co.	4.700%	12/1/25	6,750,000	7,140,555	(f)
New Jersey State EFA Revenue, University of Medicine & Dentistry	7.125%	12/1/23	3,000,000	3,183,000	(e)
New Jersey State Health Care Facilities Financing Authority Revenue:
University Hospital, AGM	5.000%	7/1/25	2,350,000	2,713,428
University Hospital, AGM	5.000%	7/1/28	2,000,000	2,282,380
University Hospital, AGM	5.000%	7/1/30	1,200,000	1,361,028

See Notes to Financial Statements.

24	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.375%	6/1/24	$6,870,000	$7,076,787
New Jersey State Transportation Trust Fund Authority Revenue	5.250%	6/15/24	7,000,000	7,518,910
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, CAB, NATL	0.000%	12/15/31	18,590,000	10,254,244
New Jersey State Turnpike Authority Revenue	5.000%	1/1/32	9,000,000	10,288,710
New Jersey State Turnpike Authority Revenue	5.000%	1/1/33	10,230,000	11,656,880
New Jersey State Turnpike Authority Revenue	5.000%	1/1/35	4,345,000	5,022,646
Total New Jersey				149,188,302
New Mexico — 0.8%
Bernalillo County, NM, Gross Receipts Tax Revenue, AMBAC	5.250%	10/1/21	1,100,000	1,223,629
Farmington, NM, PCR:
Arizona Public Service Co.	4.700%	9/1/24	16,000,000	17,057,600
Public Service Co. Project	2.125%	6/1/22	1,965,000	1,935,250	(c)(d)
Total New Mexico				20,216,479
New York — 9.2%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.000%	7/15/30	33,640,000	36,181,502	(e)
Hudson Yards Infrastructure Corp. Revenue, NY	5.000%	2/15/36	10,000,000	11,504,600
Hudson Yards Infrastructure Corp. Revenue, NY	5.000%	2/15/37	1,000,000	1,146,280
Long Island, NY, Power Authority Revenue	5.000%	9/1/32	5,820,000	6,684,154
MTA Hudson Rail Yards Trust Obligations Revenue	5.000%	11/15/51	5,250,000	5,623,905
MTA Hudson Rail Yards Trust Obligations Revenue	5.000%	11/15/56	2,750,000	2,995,162
MTA, NY, Revenue	5.250%	11/15/22	6,000,000	6,544,380	(e)
MTA, NY, Revenue	5.250%	11/15/24	22,995,000	25,081,336	(e)
MTA, NY, Revenue	5.000%	11/15/25	5,000,000	5,557,700	(e)
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue:
Amsterdam At Harborside	5.875%	1/1/23	1,136,250	1,184,984
Amsterdam At Harborside	2.000%	1/1/49	96,193	16,353
New York City, NY, Industrial Development Agency Revenue, Queens Baseball Stadium, Pilot, AMBAC	5.000%	1/1/19	1,500,000	1,504,290
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue	5.000%	6/15/32	3,000,000	3,529,260
New York City, NY, TFA Revenue:
Future Tax Secured	5.000%	5/1/36	3,700,000	4,232,985
Future Tax Secured	5.000%	5/1/37	2,750,000	3,139,757

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	25

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
New York City, NY, TFA, Building Aid Revenue:
Fiscal 2015	5.000%	7/15/29	$2,500,000	$2,860,800
Fiscal 2015	5.000%	7/15/30	4,000,000	4,563,960
New York State Dormitory Authority Revenue, Non-State Supported Debt:
Municipal Health Facility	5.000%	1/15/25	9,150,000	9,173,790
North Shore Long Island Jewish Medical Center	5.000%	5/1/21	2,500,000	2,587,150	(e)
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	2/15/37	10,000,000	11,569,200
New York State Thruway Authority General Revenue:
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/31	1,000,000	1,142,450
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/33	4,500,000	5,104,350
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/34	2,100,000	2,375,835
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/35	250,000	281,920
Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/36	2,115,000	2,380,390
New York State Thruway Authority, State Personal Income Tax Revenue, Transportation	5.000%	3/15/26	1,800,000	2,036,034
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/26	710,000	754,858	(f)
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/31	3,885,000	4,097,626	(f)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/34	1,000,000	1,098,730	(f)
LaGuardia Airport Terminal B Redevelopment Project, AGM	4.000%	7/1/36	12,560,000	12,980,258	(f)
LaGuardia Airport Terminal B Redevelopment Project, AGM	4.000%	7/1/37	8,000,000	8,254,000	(f)
New York State Urban Development Corp. Revenue, Personal Income Tax	5.000%	3/15/41	5,750,000	6,623,655
Port Authority of New York & New Jersey Revenue	5.000%	9/1/27	5,000,000	5,694,800	(f)
Port Authority of New York & New Jersey Revenue	5.000%	9/1/28	5,000,000	5,657,000	(f)
Port Authority of New York & New Jersey Revenue	5.000%	10/15/33	10,000,000	11,528,800
Port Authority of New York & New Jersey Revenue	5.000%	10/15/34	10,000,000	11,499,400
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	5.000%	12/1/20	2,000,000	2,094,720
Triborough Bridge & Tunnel Authority, NY, Revenue:
MTA Bridges & Tunnels	5.000%	11/15/28	2,000,000	2,461,540
MTA Bridges & Tunnels	5.000%	11/15/42	500,000	579,815
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnical Institute	5.000%	9/1/30	3,000,000	3,164,280

See Notes to Financial Statements.

26	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Utility Debt Securitization Authority, NY, Revenue, Restructuring	5.000%	12/15/27	$3,000,000	$3,432,030
Total New York				238,924,039
North Carolina — 1.6%
Charlotte-Mecklenburg Hospital Authority, NC, Health Care System Revenue, Carolinas Healthcare	5.000%	1/15/26	2,000,000	2,049,040
North Carolina Eastern Municipal Power Agency, Power System Revenue	5.000%	1/1/26	25,250,000	25,886,047	(e)
North Carolina State Turnpike Authority Revenue:
Senior Lien	5.000%	1/1/30	350,000	407,866
Senior Lien, AGM	5.000%	1/1/31	500,000	578,475
North Carolina Turnpike Authority, Triangle Expressway System Revenue:
AGC	5.250%	1/1/25	7,000,000	7,189,210	(e)
AGC	5.375%	1/1/26	4,590,000	4,718,290	(e)
Total North Carolina				40,828,928
Ohio — 0.4%
American Municipal Power-Ohio Inc., OH, Revenue:
AMP Fremont Energy Center Project	5.000%	2/15/28	2,250,000	2,652,840
AMP Fremont Energy Center Project	5.000%	2/15/29	1,250,000	1,467,938
Hamilton County, OH, Sales Tax Revenue	5.000%	12/1/27	1,250,000	1,498,887
Hamilton County, OH, Sales Tax Revenue	5.000%	12/1/29	4,315,000	5,029,607
Total Ohio				10,649,272
Oklahoma — 0.1%
Oklahoma State Municipal Power Authority Revenue	5.000%	1/1/30	900,000	1,039,671
Oklahoma State Municipal Power Authority Revenue	5.000%	1/1/32	600,000	687,708
Oklahoma State Municipal Power Authority Revenue	5.000%	1/1/33	700,000	799,715
Oklahoma State Municipal Power Authority Revenue	5.000%	1/1/34	335,000	381,726
Payne County, OK, EDA Revenue, Epworth Living at The Ranch	6.250%	11/1/31	1,625,000	812,500
Total Oklahoma				3,721,320
Oregon — 1.0%
Lane & Douglas Counties, OR, School District # 28J Fern Ridge, GO:
Convertible Deferred Interest, School Board Guaranty	5.000%	6/15/30	3,170,000	3,708,044
Convertible Deferred Interest, School Board Guaranty	5.000%	6/15/36	2,000,000	2,291,900
Multnomah County, OR, School District # 7 Reynolds, GO, Deferred Interest, School Board Guaranty	0.000%	6/15/31	2,000,000	1,219,740
Oregon State Department of Administrative Services, COP	5.000%	5/1/29	2,250,000	2,331,878	(e)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	27

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — continued
Oregon State Facilities Authority Revenue, Legacy Health System Project	5.250%	5/1/20	$5,000,000	$5,354,400
Oregon State Health & Science University Revenue	5.000%	7/1/35	4,650,000	5,350,243
Washington Clackamas & Yamhill Counties, OR, School District #88J, GO, Sherwood, School Board Guaranty	5.000%	6/15/32	1,250,000	1,474,963
Washington Multnomah & Yamhill County, OR, School District No. 1 West Union, GO, Hillsboro, School Board Guaranty	5.000%	6/15/34	3,000,000	3,529,260
Total Oregon				25,260,428
Pennsylvania — 3.6%
Berks County, PA, IDA, Healthcare Facilities Revenue:
Highlands at Wyomissing	5.000%	5/15/32	400,000	442,524
Highlands at Wyomissing	5.000%	5/15/37	375,000	409,688
Berks County, PA, Municipal Authority Revenue, Reading Hospital Medical Center (SIFMA Municipal Swap Index Yield + 1.500%)	2.860%	7/1/22	7,500,000	7,626,975	(c)(d)
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, Tobacco Master Settlement Payment Bonds	5.000%	6/1/30	2,290,000	2,598,257
Cumberland County, PA, Municipal Authority Revenue:
Diakon Lutheran Social Ministries Project	5.000%	1/1/25	2,000,000	2,260,760
Diakon Lutheran Social Ministries Project	5.000%	1/1/26	2,500,000	2,821,025
Diakon Lutheran Social Ministries Project	5.000%	1/1/27	1,000,000	1,121,900
Luzerne County, PA, GO, AGM	5.000%	11/15/29	3,000,000	3,377,460
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.000%	6/1/25	11,000,000	11,403,700	(e)
Montgomery County, PA, IDA Revenue, New Regional Medical Center Project, FHA	5.000%	8/1/24	5,755,000	6,175,575	(e)
Pennsylvania State Higher EFA Revenue, University of Pittsburgh Medical Center	5.000%	5/15/31	9,200,000	9,721,824
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/31	6,750,000	7,545,892	(e)
Pennsylvania State Turnpike Commission Revenue (SIFMA Municipal Swap Index Yield + 0.980%)	2.560%	12/1/21	11,000,000	11,199,210	(c)
Philadelphia, PA, Airport Revenue	5.000%	6/15/33	6,625,000	7,359,183	(f)
Philadelphia, PA, Airport Revenue	5.000%	6/15/34	6,955,000	7,706,905	(f)
Philadelphia, PA, Gas Works Revenue:
1998 General Ordinance	5.000%	10/1/28	1,000,000	1,154,660
1998 General Ordinance	5.000%	10/1/29	1,000,000	1,150,610
Philadelphia, PA, School District, GO	5.000%	9/1/28	2,285,000	2,562,399
State Public School Building Authority PA, Lease Revenue:
Philadelphia School District Project, AGM	5.000%	6/1/31	1,380,000	1,550,996

See Notes to Financial Statements.

28	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Philadelphia School District Project, AGM	5.000%	6/1/33	$4,150,000	$4,644,348
Total Pennsylvania				92,833,891
Rhode Island — 0.3%
Providence, RI, Public Building Authority, General Revenue, NATL	5.375%	12/15/21	230,000	230,561
Rhode Island Health & Educational Building Corp. Revenue:
Hospital Financing-Lifespan Obligated Group	5.000%	5/15/28	2,500,000	2,806,050
Hospital Financing-Lifespan Obligated Group	5.000%	5/15/29	2,000,000	2,238,780
Hospital Financing-Lifespan Obligated Group	5.000%	5/15/30	1,570,000	1,750,346
Total Rhode Island				7,025,737
South Carolina — 0.3%
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/29	3,500,000	3,974,495
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/30	2,250,000	2,547,247
South Carolina Jobs, EDA, Hospital Revenue, Anmed Health, AGC	5.000%	2/1/22	2,355,000	2,419,739	(e)
Total South Carolina				8,941,481
Tennessee — 4.4%
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/19	2,960,000	3,071,503	(f)
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/20	6,390,000	6,809,951	(f)
Memphis-Shelby County, TN, Airport Authority Revenue	5.000%	7/1/21	4,795,000	5,206,747	(f)
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue	5.000%	7/1/42	1,500,000	1,732,710
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue, Green Bond	5.000%	7/1/42	3,200,000	3,696,448
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/19	8,260,000	8,636,243
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/20	31,000,000	33,313,840
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	15,000,000	16,953,600
Tennessee Energy Acquisition Corp., Gas Revenue	5.000%	2/1/24	25,000,000	28,066,250
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/24	6,885,000	7,859,778
Total Tennessee				115,347,070
Texas — 11.0%
Arlington, TX, Higher Education Finance Corp., Education Revenue:
Uplift Education, PSF-GTD	5.000%	12/1/34	650,000	746,135
Uplift Education, PSF-GTD	5.000%	12/1/36	915,000	1,044,848
Uplift Education, PSF-GTD	5.000%	12/1/37	700,000	797,545
Arlington, TX, Special Tax Revenue, BAM	5.000%	2/15/41	3,750,000	4,126,613

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	29

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Austin, TX, Airport Systems Revenue	5.000%	11/15/30	$2,730,000	$3,043,240	(f)
City of Sugar Land, TX, GO	5.000%	2/15/28	750,000	893,010
Clifton, TX, Higher Education Finance Corp., Education Revenue:
Idea Public Schools	5.000%	8/15/24	230,000	259,741
Idea Public Schools	5.000%	8/15/25	430,000	490,105
Idea Public Schools	5.000%	8/15/27	1,030,000	1,175,663
Idea Public Schools	5.000%	8/15/28	470,000	538,789
Dallas, TX, Area Rapid Transit Sales Tax Revenue	5.000%	12/1/34	7,500,000	8,558,175
Dallas, TX, Area Rapid Transit Sales Tax Revenue	5.000%	12/1/35	5,000,000	5,690,700
Dallas, TX, Area Rapid Transit Sales Tax Revenue	5.000%	12/1/36	4,250,000	4,824,643
El Paso, TX, Water & Sewer Revenue:
Improvement	5.000%	3/1/33	525,000	604,028
Improvement	5.000%	3/1/37	2,705,000	3,083,402
Galveston, TX, Wharves & Terminal Revenue	5.000%	2/1/22	2,055,000	2,206,001
Galveston, TX, Wharves & Terminal Revenue	5.000%	2/1/26	2,000,000	2,108,700
Gulf Coast, TX, IDA Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	3,000,000	3,109,500	(f)
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Hospital, Memorial Hermann Health System (SIFMA Municipal Swap Index Yield + 0.750%)	2.110%	6/1/20	2,000,000	2,008,080	(c)
Memorial Hermann Healthcare System (SIFMA Municipal Swap Index Yield + 0.600%)	1.960%	6/1/18	1,000,000	1,000,000	(c)
Memorial Hermann Healthcare System (SIFMA Municipal Swap Index Yield + 0.700%)	2.060%	6/1/19	2,250,000	2,254,478	(c)
Memorial Hermann Healthcare System (SIFMA Municipal Swap Index Yield + 0.830%)	2.190%	6/1/21	3,710,000	3,736,489	(c)
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine	5.375%	11/15/28	11,000,000	11,253,550	(e)
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utility Revenue., Teco Project	5.000%	11/15/30	600,000	710,592
Harris County, TX, Houston Sports Authority Revenue, Senior Lien, AGM	5.000%	11/15/25	9,000,000	10,358,100
Houston, TX, Airport System Revenue, Special Faicilites, United Airlines Inc., Airport Improvement Project	5.000%	7/15/28	4,500,000	5,074,380	(f)
Houston, TX, Airport Systems Revenue:
Senior Lien	5.000%	7/1/26	8,215,000	8,281,542
Senior Lien	5.125%	7/1/27	11,180,000	11,274,024
Special Facilities, United Airlines Inc., Airport Improvement Project	5.000%	7/15/28	1,500,000	1,691,460	(f)

See Notes to Financial Statements.

30	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Houston, TX, Utility System Revenue:
Combined First Lien	5.000%	5/15/27	$5,000,000	$5,704,800
Combined First Lien	5.000%	5/15/28	5,000,000	5,692,600
Limestone County, TX, Public Facility Corp. Revenue, County Jail Project	5.000%	11/1/19	1,110,000	1,112,808
Love Field, TX, Airport Modernization Corp., General Airport Revenue	5.000%	11/1/31	1,250,000	1,426,650	(f)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue:
Southwest Airlines Co. Project	5.000%	11/1/20	3,700,000	3,996,888	(f)
Southwest Airlines Co. Project	5.000%	11/1/21	8,780,000	9,704,183	(f)
Southwest Airlines Co. Project	5.000%	11/1/22	2,205,000	2,474,473	(f)
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue, Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/31	250,000	281,600
North Texas Municipal Water District TX	5.000%	6/1/27	1,000,000	1,197,190
North Texas Municipal Water District, TX	5.000%	6/1/26	1,000,000	1,187,550
North Texas Municipal Water District, TX	5.000%	6/1/28	1,050,000	1,250,445
North Texas Tollway Authority Revenue	5.000%	1/1/32	2,500,000	2,861,725
North Texas Tollway Authority Revenue	5.000%	1/1/34	17,310,000	19,274,685
North Texas Tollway Authority Revenue:
First Tier	5.000%	1/1/34	700,000	846,139
First Tier	5.000%	1/1/35	400,000	484,040
First Tier	5.000%	1/1/36	500,000	571,430
First Tier	5.000%	1/1/37	1,305,000	1,486,082
System Second Tier	5.000%	1/1/31	4,000,000	4,439,120
SA Energy Acquisition, PFC, TX, Gas Supply Revenue	5.500%	8/1/21	2,000,000	2,210,600
Socorro, TX, ISD, GO:
School Building, PSF-GTD	5.000%	8/15/40	3,600,000	4,126,608
School Building, PSF-GTD	5.000%	8/15/41	5,200,000	5,956,288
Southwest, Texas Higher Education Authority Inc. Revenue, Southern Methodist University Project	5.000%	10/1/41	1,750,000	2,003,085
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckner Senior Living Ventana Project	6.625%	11/15/37	1,890,000	2,103,759
Tarrant, TX, Regional Water District Revenue	5.000%	3/1/27	2,000,000	2,347,440
Tarrant, TX, Regional Water District Revenue	5.000%	3/1/28	2,000,000	2,338,060
Tarrant, TX, Regional Water District Revenue	5.000%	3/1/29	2,345,000	2,732,277
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.250%	12/15/18	3,650,000	3,736,578

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	31

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	$26,770,000	$31,374,975
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/18	4,000,000	4,087,960
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/19	5,000,000	5,243,350
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/20	5,750,000	6,172,740
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/31	10,000,000	11,059,300
Texas State Transportation Commission Turnpike System Revenue	5.000%	8/15/32	10,000,000	11,029,000
Texas State Water Development Board Revenue	5.000%	10/15/42	14,900,000	17,301,135
Texas State, GO, Transport Commission — Mobility Fund	5.000%	10/1/34	5,000,000	5,897,800
Total Texas				284,656,896
U.S. Virgin Islands — 0.3%
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	5.000%	10/1/25	3,560,000	2,518,700
Matching Fund Loan	6.625%	10/1/29	5,900,000	4,056,250
Matching Fund Loan	6.750%	10/1/37	2,240,000	1,528,800
Matching Fund Loan	6.000%	10/1/39	750,000	480,000
Total U.S. Virgin Islands				8,583,750
Utah — 0.2%
Salt Lake City, UT, Airport Revenue	5.000%	7/1/34	3,000,000	3,398,250	(f)
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	1,285,000	1,422,739
Total Utah				4,820,989
Vermont — 0.1%
Vermont State Student Assistance Corp., Education Loan Revenue, Vermont Student Assistance Corporation (3 mo. USD LIBOR + 1.500%)	3.525%	6/1/22	1,985,297	1,990,697	(c)(f)
Virginia — 2.2%
Hampton Roads, VA, Sanitation District Wastewater Revenue	5.000%	8/1/33	15,000,000	17,496,150
Pittsylvania County, VA, GO	5.600%	2/1/25	1,330,000	1,374,209	(e)
Virginia State College Building Authority, VA, Educational Facilities Revenue, 21st Century College & Equipment Programs	5.000%	2/1/30	7,500,000	9,001,500
Virginia State Public Building Authority, Public Facilities Revenue	5.000%	8/1/29	2,690,000	3,209,305

See Notes to Financial Statements.

32	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Virginia — continued
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/24	$1,760,000	$1,948,056	(f)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/24	2,900,000	3,204,906	(f)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/25	3,875,000	4,261,027	(f)
Elizabeth River Crossings OpCo LLC Project	5.000%	1/1/26	3,290,000	3,605,248	(f)
Elizabeth River Crossings OpCo LLC Project	5.000%	7/1/26	4,700,000	5,142,411	(f)
Senior Lien, 95 Express Lanes LLC	5.000%	7/1/34	4,650,000	4,992,240	(f)
Washington County, VA, IDA Hospital Facilities Revenue, Mountain States Health Alliance	7.250%	7/1/19	1,770,000	1,838,304
Total Virginia				56,073,356
Washington — 2.0%
Energy Northwest, WA, Electric Revenue	5.000%	7/1/27	8,500,000	9,899,780
Energy Northwest, WA, Electric Revenue	5.000%	7/1/28	10,000,000	11,596,500
Energy Northwest, WA, Electric Revenue, Columbia Generating System	5.000%	7/1/29	5,000,000	5,780,400
Port of Seattle, WA, Revenue	5.000%	9/1/24	2,300,000	2,502,561	(f)
Port of Seattle, WA, Revenue, Intermediate Lien	5.000%	2/1/29	1,500,000	1,740,765
Washington State Health Care Facilities Authority Revenue:
Central Washington Health Services Association	6.750%	7/1/29	7,080,000	7,500,056	(e)
Multicare Health System, AGC	5.750%	8/15/29	3,000,000	3,162,960	(e)
Washington State, GO	5.000%	8/1/33	9,000,000	10,582,830
Total Washington				52,765,852
West Virginia — 0.7%
West Virginia Higher Education Policy Commission Revenue, Higher Education Facilities	5.000%	4/1/26	6,440,000	6,858,922	(e)
West Virginia State Hospital Finance Authority Revenue:
AGM	5.375%	6/1/28	6,000,000	6,149,820	(e)
United Health Systems	5.250%	6/1/29	5,785,000	6,020,681	(e)
Total West Virginia				19,029,423
Wisconsin — 1.5%
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/31	2,510,000	2,825,131
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/32	2,000,000	2,253,660
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/33	2,000,000	2,244,740
Central Brown County, WI, Water Authority System Revenue	5.000%	11/1/34	2,000,000	2,242,200
Milwaukee County, WI, Airport Revenue	4.000%	12/1/21	1,700,000	1,747,362	(f)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/22	1,345,000	1,400,011	(f)
Milwaukee County, WI, Airport Revenue	5.000%	12/1/23	1,000,000	1,040,230	(f)
Public Finance Authority, WI, Ltd. Obligation Pilot Revenue, American Dream @ Meadowlands Project	6.500%	12/1/37	2,800,000	3,220,420	(a)

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	33

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Public Finance Authority, WI, Revenue:
Bancroft Neurohealth Project	5.000%	6/1/36	$1,500,000	$1,517,940	(a)
Denver International Airport Great Hall Project	5.000%	9/30/37	2,410,000	2,671,051	(f)
Wisconsin State General Fund Annual Appropriation Revenue	5.375%	5/1/25	9,055,000	9,411,767
Wisconsin State General Fund Annual Appropriation Revenue	5.375%	5/1/25	945,000	983,159	(e)
Wisconsin State HEFA Revenue, Children’s Hospital	5.500%	8/15/29	5,950,000	6,368,106	(e)
Total Wisconsin				37,925,777
Wyoming — 0.6%
Sweetwater County, WY, PCR, Idaho Power Co. Project	5.250%	7/15/26	14,000,000	14,640,920
Total Municipal Bonds (Cost — $2,435,369,650)				2,508,933,231
Collateralized Mortgage Obligations (i) — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates:
M012 A1A1	1.600%	8/15/51	8,000,000	7,526,848
M012 A1A2	1.600%	8/15/51	4,500,000	4,233,852
Total Collateralized Mortgage Obligations (Cost — $12,500,000)				11,760,700

			Shares
Statutory Trust Certificates — 0.0%
CMS Liquidating Trust (Cost — $989,420)			200	468,538	(j)(k)
Total Investments before Short-Term Investments (Cost — $2,448,859,070)				2,521,162,469

			Face Amount
Short-Term Investments — 1.5%
Municipal Bonds — 1.5%
California — 0.0%
California Statewide CDA Revenue, Kaiser Permanente	1.580%	4/1/36	$100,000	100,000	(l)(m)
Florida — 0.7%
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health System	1.570%	11/15/34	3,900,000	3,900,000	(l)(m)
Liberty County, FL, IDR, Georgia Pacific Corp. Project	1.490%	10/1/28	7,200,000	7,200,000	(a)(f)(l)(m)
Miami-Dade County, FL, IDA Revenue, Professional Modification, AAR Aircraft Services Inc., LOC-Wells Fargo Bank N.A.	1.700%	8/1/18	5,500,000	5,500,000	(f)(l)(m)
Total Florida				16,600,000
Illinois — 0.0%
Illinois State Finance Authority Revenue, OSF Healthcare System, LOC-Wells Fargo Bank N.A.	1.600%	11/15/37	1,000,000	1,000,000	(l)(m)

See Notes to Financial Statements.

34	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — 0.0%
Massachusetts State HEFA Revenue, Partners Healthcare Systems Inc., SPA-JPMorgan Chase	1.580%	7/1/27	$800,000	$800,000	(l)(m)
Minnesota — 0.0%
Minneapolis & Saint Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health, LOC-Wells Fargo Bank N.A.	1.650%	11/15/34	100,000	100,000	(l)(m)
New York — 0.4%
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	1.810%	8/1/22	1,600,000	1,600,000	(l)(m)
Future Tax Secured, SPA-Dexia Credit Local	1.810%	8/1/23	4,600,000	4,600,000	(l)(m)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	1.810%	11/1/22	900,000	900,000	(l)(m)
New York City Recovery Project, SPA-Royal Bank of Canada	1.700%	11/1/22	800,000	800,000	(l)(m)
New York State Housing Finance Agency Revenue, 625 West 57th Street, LOC-Bank of New York Mellon	1.580%	5/1/49	300,000	300,000	(l)(m)
Onondaga County, NY, Trust Cultural Resource Revenue, Syracuse University Project, LOC-Wells Fargo Bank N.A.	1.580%	12/1/29	750,000	750,000	(l)(m)
Total New York				8,950,000
North Carolina — 0.2%
Charlotte, NC, COP, 2003 Governmental Facilities Project, LIQ-Wells Fargo Bank N.A.	1.640%	6/1/33	1,300,000	1,300,000	(l)(m)
Charlotte, NC, Water & Sewer System Revenue, SPA-Wells Fargo Bank N.A.	1.620%	7/1/36	400,000	400,000	(l)(m)
North Carolina State Medical Care Commission, Health Care Facilities Revenue:
Novant Health Group, SPA-JPMorgan Chase	1.600%	11/1/34	665,000	665,000	(l)(m)
Wakemed Obligated Group, LOC-Wells Fargo Bank N.A.	1.640%	10/1/26	800,000	800,000	(l)(m)
Wakemed Obligated Group, LOC-Wells Fargo Bank N.A.	1.640%	10/1/38	785,000	785,000	(l)(m)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	1.600%	2/1/34	650,000	650,000	(l)(m)
Total North Carolina				4,600,000
Texas — 0.0%
Rockwall, TX, ISD, GO, School Building, PSF-GTD, SPA-Wells Fargo Bank N.A.	1.650%	8/1/37	300,000	300,000	(l)(m)
Utah — 0.1%
Emery County, UT, PCR, Pacificorp, LOC-Canadian Imperial Bank	1.640%	11/1/24	3,600,000	3,600,000	(l)(m)
Washington — 0.1%
Vancouver, WA, Housing Authority Revenue, LIQ-FHLMC	1.650%	12/1/38	1,540,000	1,540,000	(l)(m)
Washington State HFC, Non-Profit Housing Revenue:
Overlake School Project, LOC-Wells Fargo Bank N.A.	1.650%	10/1/29	235,000	235,000	(l)(m)
Panorama Project, LOC-Wells Fargo Bank N.A.	1.650%	4/1/43	600,000	600,000	(l)(m)
Total Washington				2,375,000

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	35

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Wyoming — 0.0%
Uinta County, WY, PCR, Chevron USA Inc. Project	1.700%	8/15/20	$600,000	$600,000	(l)(m)
Total Short-Term Investments (Cost — $39,025,000)				39,025,000
Total Investments — 98.6% (Cost — $2,487,884,070)				2,560,187,469
Other Assets in Excess of Liabilities — 1.4%				36,762,263
Total Net Assets — 100.0%				$2,596,949,732

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Securities traded on a when-issued or delayed delivery basis.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Maturity date shown represents the mandatory tender date.

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(g)	The maturity principal is currently in default as of March 31, 2018.

(h)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(k)	Security is valued using significant unobservable inputs (See Note 1).

(l)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(m)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviations used in this schedule:
AGC	— Assured Guaranty Corporation — Insured Bonds
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BAM	— Build America Mutual — Insured Bonds

See Notes to Financial Statements.

36	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Western Asset Intermediate-Term Municipals Fund

Abbreviations used in this schedule (cont’d):
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CAB	— Capital Appreciation Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSCE	— Charter School Credit Enhancement
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFC	— Public Facilities Corporation
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
SCAGO	— South Carolina Association of Governmental Organizations
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	37

Schedule of investments (cont’d)

March 31, 2018

Western Asset Intermediate-Term Municipals Fund

Ratings Table (unaudited)*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	6.9%
AA/Aa	38.7
A	37.4
BBB/Baa	8.6
BB/Ba	1.3
B/B	0.5
CCC/Caa	0.3
A-1/VMIG 1	1.5
NR***	4.8
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

38	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Statement of assets and liabilities

March 31, 2018

Assets:
Investments, at value (Cost — $2,487,884,070)	$2,560,187,469
Cash	94,884
Interest receivable	33,128,384
Receivable for securities sold	10,368,920
Receivable for Fund shares sold	4,603,008
Prepaid expenses	119,618
Other assets	458
Total Assets	2,608,502,741

Liabilities:
Payable for Fund shares repurchased	7,048,238
Payable for securities purchased	1,838,036
Investment management fee payable	1,214,372
Service and/or distribution fees payable	411,324
Distributions payable	360,626
Trustees’ fees payable	9,811
Accrued expenses	670,602
Total Liabilities	11,553,009
Total Net Assets	$2,596,949,732

Net Assets:
Par value (Note 7)	$4,113
Paid-in capital in excess of par value	2,637,342,942
Undistributed net investment income	1,575,596
Accumulated net realized loss on investments and futures contracts	(114,276,318)
Net unrealized appreciation on investments	72,303,399
Total Net Assets	$2,596,949,732

Net Assets:
Class A	$584,840,172
Class C	$520,017,092
Class I	$1,492,092,468

Shares Outstanding:
Class A	92,657,200
Class C	82,267,790
Class I	236,399,414

Net Asset Value:
Class A (and redemption price)	$6.31
Class C (and redemption price)	$6.32
Class I (and redemption price)	$6.31
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$6.46

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	39

Statement of operations

For the Year Ended March 31, 2018

Investment Income:
Interest	$103,958,905

Expenses:
Investment management fee (Note 2)	13,200,745
Service and/or distribution fees (Notes 2 and 5)	5,385,872
Transfer agent fees (Note 5)	1,888,803
Fund accounting fees	196,242
Legal fees	167,544
Registration fees	142,981
Shareholder reports	72,464
Trustees’ fees	71,176
Audit and tax fees	66,347
Insurance	33,861
Commitment fees (Note 8)	30,170
Custody fees	11,954
Interest expense	4,970
Excise tax (Note 1)	246
Miscellaneous expenses	51,190
Total Expenses	21,324,565
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(225,693)
Net Expenses	21,098,872
Net Investment Income	82,860,033

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	2,413,374
Futures contracts	2,954,111
Net Realized Gain	5,367,485
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(32,446,082)
Futures contracts	(59,091)
Change in Net Unrealized Appreciation (Depreciation)	(32,505,173)
Net Loss on Investments and Futures Contracts	(27,137,688)
Increase in Net Assets From Operations	$55,722,345

See Notes to Financial Statements.

40	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended March 31,	2018	2017

Operations:
Net investment income	$82,860,033	$83,378,966
Net realized gain (loss)	5,367,485	(4,552,593)
Change in net unrealized appreciation (depreciation)	(32,505,173)	(100,740,957)
Increase (Decrease) in Net Assets From Operations	55,722,345	(21,914,584)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(82,443,108)	(82,860,220)
Decrease in Net Assets From Distributions to Shareholders	(82,443,108)	(82,860,220)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	669,146,201	1,483,029,526
Reinvestment of distributions	78,765,173	78,683,289
Cost of shares repurchased	(754,225,544)	(1,504,636,937)
Increase (Decrease) in Net Assets From Fund Share Transactions	(6,314,170)	57,075,878
Decrease in Net Assets	(33,034,933)	(47,698,926)

Net Assets:
Beginning of year	2,629,984,665	2,677,683,591
End of year*	$2,596,949,732	$2,629,984,665
*Includes undistributed net investment income of:	$1,575,596	$1,238,599

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	41

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.38	$6.61	$6.63	$6.49	$6.80

Income (loss) from operations:
Net investment income	0.20	0.20	0.21	0.21	0.22
Net realized and unrealized gain (loss)	(0.07)	(0.23)	(0.02)	0.13	(0.31)
Total income (loss) from operations	0.13	(0.03)	0.19	0.34	(0.09)

Less distributions from:
Net investment income	(0.20)	(0.20)	(0.21)	(0.20)	(0.22)
Total distributions	(0.20)	(0.20)	(0.21)	(0.20)	(0.22)

Net asset value, end of year	$6.31	$6.38	$6.61	$6.63	$6.49
Total return[2]	2.09%	(0.43)%	2.88%	5.37%	(1.32)%

Net assets, end of year (millions)	$585	$638	$1,331	$1,324	$1,203

Ratios to average net assets:
Gross expenses	0.75%	0.75%	0.74%	0.75%	0.75%
Net expenses	0.75 [3]	0.75 [3]	0.74	0.75	0.75
Net investment income	3.19	3.12	3.17	3.11	3.38

Portfolio turnover rate	15%	17%	8%	7%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.38	$6.62	$6.64	$6.50	$6.81

Income (loss) from operations:
Net investment income	0.17	0.17	0.17	0.17	0.18
Net realized and unrealized gain (loss)	(0.06)	(0.24)	(0.02)	0.14	(0.31)
Total income (loss) from operations	0.11	(0.07)	0.15	0.31	(0.13)

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.17)	(0.17)	(0.18)
Total distributions	(0.17)	(0.17)	(0.17)	(0.17)	(0.18)

Net asset value, end of year	$6.32	$6.38	$6.62	$6.64	$6.50
Total return[2]	1.50%	(0.99)%	2.29%	4.77%	(1.88)%

Net assets, end of year (millions)	$520	$648	$714	$730	$727

Ratios to average net assets:
Gross expenses	1.33%	1.32%	1.32%	1.32%	1.33%
Net expenses	1.33 [3]	1.32 [3]	1.32	1.32	1.33
Net investment income	2.61	2.55	2.59	2.54	2.79

Portfolio turnover rate	15%	17%	8%	7%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.38	$6.61	$6.62	$6.49	$6.80

Income (loss) from operations:
Net investment income	0.21	0.21	0.22	0.22	0.23
Net realized and unrealized gain (loss)	(0.07)	(0.23)	(0.01)	0.12	(0.31)
Total income (loss) from operations	0.14	(0.02)	0.21	0.34	(0.08)

Less distributions from:
Net investment income	(0.21)	(0.21)	(0.22)	(0.21)	(0.23)
Total distributions	(0.21)	(0.21)	(0.22)	(0.21)	(0.23)

Net asset value, end of year	$6.31	$6.38	$6.61	$6.62	$6.49
Total return[2]	2.24%	(0.28)%	3.18%	5.37%	(1.17)%

Net assets, end of year (000s)	$1,492,092	$1,344,071	$631,998	$520,803	$401,067

Ratios to average net assets:
Gross expenses	0.62%	0.64%	0.65%	0.62%	0.71%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.34	3.28	3.31	3.26	3.53

Portfolio turnover rate	15%	17%	8%	7%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate-Term Municipals Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

46	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds	—	$2,508,933,231	—	$2,508,933,231
Collateralized mortgage obligations	—	11,760,700	—	11,760,700
Statutory trust certificates	—	—	$468,538	468,538
Total long-term investments	—	2,520,693,931	468,538	2,521,162,469
Short-term investments†	—	39,025,000	—	39,025,000
Total investments	—	$2,559,718,931	$468,538	$2,560,187,469

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

48	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

As of March 31, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $246 of federal excise taxes attributable to calendar year 2016 in May 2017.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$246	$20,981,898	$(20,982,144)
(b)	(80,174)	80,174	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward and a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended March 31, 2018, fees waived and/or expenses reimbursed amounted to $225,693.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other

50	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class C shares acquired from another Legg Mason Partners Fund subject to CDSC remain subject to the original fund’s CDSC while held in the Fund.

For the year ended March 31, 2018, LMIS and its affiliates retained sales charges of $93,150 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$22,036	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended March 31, 2018, such purchase and sale transactions (excluding accrued interest) were $284,280,000 and $224,820,000, respectively.

3. Investments

During the year ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$389,234,987
Sales	428,207,247

At March 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,484,911,303	$95,146,206	$(19,870,040)	$75,276,166

4. Derivative instruments and hedging activities

At March 31, 2018, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$2,954,111

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(59,091)

During the year ended March 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$46,195,038

†	At March 31, 2018, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$946,637	†	$408,203
Class C	4,439,235	†	291,321
Class I	—		1,189,279
Total	$5,385,872		$1,888,803

†	Amounts shown are exclusive of expense reimbursements. For the year ended March 31, 2018, the service and/or distribution fees reimbursed amounted to $189 and $19 for Class A and Class C shares, respectively.

For the year ended March 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$189
Class C	19
Class I	225,485
Total	$225,693

52	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

6. Distributions to shareholders by class

	Year Ended March 31, 2018	Year Ended March 31, 2017
Net Investment Income:
Class A	$20,042,338	$40,651,512
Class C	15,347,172	18,084,595
Class I	47,053,598	24,124,113
Total	$82,443,108	$82,860,220

7. Shares of beneficial interest

At March 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	17,016,260	$109,258,390	48,963,264	$320,309,977
Shares issued on reinvestment	2,852,521	18,278,275	5,927,864	38,685,507
Shares repurchased	(27,301,852)	(174,896,811)	(156,143,848)	(1,000,657,472)
Net decrease	(7,433,071)	$(47,360,146)	(101,252,720)	$(641,661,988)

Class C
Shares sold	10,502,770	$67,535,985	25,328,990	$166,888,540
Shares issued on reinvestment	2,337,758	15,006,033	2,666,445	17,420,990
Shares repurchased	(32,020,095)	(205,677,600)	(34,405,949)	(223,631,187)
Net decrease	(19,179,567)	$(123,135,582)	(6,410,514)	$(39,321,657)

Class I
Shares sold	76,805,045	$492,351,826	155,097,269	$995,831,009
Shares issued on reinvestment	7,100,373	45,480,865	3,466,381	22,576,792
Shares repurchased	(58,302,899)	(373,651,133)	(43,342,487)	(280,348,278)
Net increase	25,602,519	$164,181,558	115,221,163	$738,059,523

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended March 31, 2018, the Fund incurred a commitment fee in the amount of $30,170. The Fund did not utilize the Redemption Facility during the year ended March 31, 2018.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2018	2017
Distributions paid from:
Tax exempt income	$82,443,108	$82,684,764
Ordinary income	—	175,456
Total distributions paid	$82,443,108	$82,860,220

As of March 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,243,296
Undistributed ordinary income — net	374,899
Total undistributed earnings	1,618,195
Deferred capital losses*	(70,418,481)
Capital loss carryforward**	(46,830,604)
Other book/tax temporary differences(a)	(42,599)
Unrealized appreciation (depreciation)(b)	75,276,166
Total accumulated earnings (losses) — net	$(40,397,323)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of March 31, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2019	$(46,830,604)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book & tax accretion methods for market discount on fixed income securities and book tax differences in the treatment of partnership investments.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and

54	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

11. Other

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. Although the Tax Act does not amend any provisions that directly address qualification or taxation of a regulated investment company (“RIC”), the Tax Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC investors. The application of certain provisions in the Tax Act is uncertain so the effects on the funds and shareholders cannot be predicted. Legislative or administrative changes could be enacted at any time and could have prospective or retroactive effect.

Provisions under the Tax Act may cause RICs to increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses. Such consequences could lead to an increase in the amount of taxable income recognized by a RIC as well as an increase in the amount of taxable income distributed to RIC shareholders. Additionally, the new provisions under the Tax Act are expected to have a varying impact among funds with different investment objectives and strategies.

Western Asset Intermediate-Term Municipals Fund 2018 Annual Report	55

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Intermediate-Term Municipals Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Intermediate-Term Municipals Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of March 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended March 31, 2017 and the financial highlights for each of the periods ended on or prior to March 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated May 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

May 16, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

56	Western Asset Intermediate-Term Municipals Fund 2018 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Intermediate-Term Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present.

Western Asset Intermediate-Term Municipals Fund	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Independent Trustees considered the Management Agreement and Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of

58	Western Asset Intermediate-Term Municipals Fund

Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as intermediate municipal debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2017 was at the median and its performance for the 3- and 5-year periods ended June 30, 2017 was above the median. Additional comparative performance data provided to the Board indicated that the Fund’s performance for the 10-year period ended September 30, 2017 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader

Western Asset Intermediate-Term Municipals Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

group of funds, each selected by Broadridge. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as intermediate municipal debt funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were each approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2019.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

60	Western Asset Intermediate-Term Municipals Fund

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee and Actual Management Fee were each approximately equivalent to the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

Western Asset Intermediate-Term Municipals Fund	61

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Intermediate-Term Municipals Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

62	Western Asset Intermediate-Term Municipals Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Intermediate-Term Municipals Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	140
Other board memberships held by Trustee during past five years	None

64	Western Asset Intermediate-Term Municipals Fund

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset Intermediate-Term Municipals Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

66	Western Asset Intermediate-Term Municipals Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset Intermediate-Term Municipals Fund	67

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended March 31, 2018 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

68	Western Asset Intermediate-Term Municipals Fund

Western Asset

Intermediate-Term Municipals Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.
†	Prior to May 2, 2018, known as Western Asset Management Company.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC†

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Intermediate-Term Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Intermediate-Term Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate-Term Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2305 5/18 SR18-3321

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2017 and March 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $159,745 in March 31, 2017 and $255,267 in March 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in March 31, 2017 and $9,707 in March 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,580 in March 31, 2017 and $15,900 in March 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in March 31, 2017 and $0 in March 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for March 31, 2017 and March 31, 2018; Tax Fees were 100% and 100% for March 31, 2017 and March 31, 2018; and Other Fees were 100% and 100% for March 31, 2017 and March 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in March 31, 2017 and $392,645 in March 31, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 21, 2018